Exhibit 10.55

Linear Technology Corporation

3.00% Convertible Senior Notes Due May 1, 2027

Registration Rights Agreement

April 24, 2007

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629

Ladies and Gentlemen:

Linear Technology Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to you (the “Initial Purchaser”), its 3.00% Convertible Senior Notes Due May 1, 2027 (the “Notes”), upon the terms set forth in the Purchase Agreement by and between the Company and the Initial Purchaser, dated April 18, 2007 (the “Purchase Agreement”), relating to the initial placement (the “Initial Placement”) of the Notes. In certain circumstances, the Notes will be convertible for shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company in accordance with the terms of the Notes and the Indenture (as defined below). To induce the Initial Purchaser to purchase the Notes pursuant to the Purchase Agreement, the holders of the Notes will have the benefit of this registration rights agreement by and between the Company and the Initial Purchaser whereby the Company agrees with you for your benefit and the benefit of the holders from time to time of the Notes (including the Initial Purchaser) (each a “Holder” and, collectively, the “Holders”), as follows:

1.  Definitions.

Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional Interest” shall have the meaning set forth in Section 7 hereof.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Automatic Shelf Registration Statement” shall mean a Registration Statement filed by a Well-Known Seasoned Issuer which shall become effective upon filing thereof pursuant to General Instruction I.D for Form S-3.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the first date of the original issuance of the Notes.

“Common Stock” shall have the meaning set forth in the preamble.

“Commission” shall mean the Securities and Exchange Commission.

“Conversion Price” shall have the meaning specified in the Indenture.

“Deferral Period” shall have the meaning indicated in Section 3(i) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Final Memorandum” shall mean the offering circular, dated April 18, 2007, relating to the Notes, including any and all annexes thereto and any information incorporated by reference therein as of such date.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Notes, dated as of April 24, 2007, by and between the Company and U.S. Bank National Association as trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchaser” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the Common Stock registered under the Shelf Registration Statement constituting Registrable Securities; provided that for purposes of any determination of Majority Holders, the Holders of the Notes will be counted on an as converted basis.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“NASD Rules” shall mean the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc.

“Notes” shall have the meaning set forth in the preamble.

“Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Annex A to the Final Memorandum.

“Notice Holder” shall mean, on any date, any Holder of Registrable Securities that has delivered a properly completed Notice and Questionnaire to the Company, and any information to be furnished pursuant to Section 3(k), on or prior to such date.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or the Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registrable Securities” shall mean the Notes and the shares of Common Stock issuable upon conversion of the Notes initially sold to the Initial Purchaser pursuant to the Purchase Agreement other than those that have (i) been registered under the Shelf Registration Statement and disposed of in accordance therewith, (ii) become eligible to be sold without restriction as contemplated by Rule 144(k) under the Act or any successor rule or regulation thereto that may be adopted by the Commission, (iii) ceased to be outstanding, whether as a result of redemption, repurchase, cancellation, conversion or otherwise, or (iv) been sold to the public pursuant to Rule 144 under the Act.

“Shelf Registration Period” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Notes and the Common Stock issuable upon conversion of the Notes on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“underwriter” shall mean any underwriter of Notes or Common Stock in connection with an offering thereof under the Shelf Registration Statement.

“Well-Known Seasoned Issuer” or “WKSI” shall have the meaning set forth in Rule 405 under the Act.

2.  Shelf Registration.

 (a) The Company shall no later than 120 days after the Closing Date file with the Commission a Shelf Registration Statement (which shall be, if the Company is then a WKSI, an Automatic Shelf Registration Statement) providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission.

(b)  If the Shelf Registration Statement is not an Automatic Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective under the Act no later than 180 days after the Closing Date.

(c)  The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission (or becomes effective in the case of an Automatic Shelf Registration Statement) until the earliest of (i) two years from the latest date of original issuance of the Notes; (ii) the date when all Registrable Securities shall have been registered under the Securities Act and disposed of; (iii) the date on which all Registrable Securities held by non-affiliates are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act; and (iv) the date upon which there are no Registrable Securities outstanding. None of the Company or any of its securityholders (other than the Holders of Registrable Securities) shall have the right to include any securities of the Company in any Shelf Registration Statement other than Registrable Securities.

(d)  The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(e)  The Company shall issue a press release through a reputable national newswire service announcing the anticipated effective date of the Shelf Registration Statement at least 15 Business Days prior to the anticipated effective date thereof. In addition, the Company will give notice of its intention to file the Shelf Registration Statement to the Holders in the same manner as the Company would give notice to the holders of the Notes under the Indenture. Each Holder of Registrable Securities agrees to deliver a Notice and Questionnaire and such other information as the Company may reasonably request in writing, if any, to the Company at least ten Business Days prior to the anticipated effective date of the Shelf Registration Statement as announced in the press release. If a Holder does not timely complete and deliver a Notice and Questionnaire or provide the other information the Company may request, that Holder will not be named as a selling securityholder in the Prospectus and will not be permitted to sell its securities under the Shelf Registration Statement. From and after the effective date of the Shelf Registration Statement, the Company shall use commercially reasonable efforts, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five Business Days after such date, (i) if required by applicable law, to file with the Commission a post-effective amendment to the Shelf Registration Statement; and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; or to prepare and, if permitted or required by applicable law, to file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, that the Company shall not be required to file more than one post-effective amendment in any calendar quarter or to file a supplement or post-effective amendment during any Deferral Period; (ii) provide such Holder, upon request, copies of any documents filed pursuant to Section 2(e)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(e)(i) hereof; provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(e) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(e). Each Holder named as a selling securityholder in the Prospectus agrees to promptly furnish to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder’s Registrable Securities as the Company may from time to time reasonably request in writing.

3.  Registration Procedures.

The following provisions shall apply in connection with the Shelf Registration Statement.

(a)  The Company shall:

(i)  furnish to the Initial Purchaser and to counsel for the Notice Holders (if appointed in accordance with Section 4), prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably proposes within three Business Days of the delivery of such document to the Initial Purchaser; and

(ii)  include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires in a timely manner, as provided above, as necessary to permit such distribution by the methods specified therein.

(b)  The Company shall ensure that:

(i)  the Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii)  the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)  The Company shall advise the Initial Purchaser (solely with respect to clause (i) below), the Notice Holders and any underwriter that has provided in writing to the Company a telephone or facsimile number and address for notices, and confirm such advice in writing, if requested (which notice pursuant to clauses (ii)-(v) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i)  when the Shelf Registration Statement and any amendment thereto (other than supplements that do nothing more than name Holders and provide information with respect thereto or that are required to be filed by the Company under the Exchange Act) has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)  of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information with respect thereto;

(iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the institution or threatening of any proceeding for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer” as defined in Commission Rule 405;

(iv)  of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock included therein for sale in any jurisdiction or the institution or any written threat of any proceeding for such purpose; and

(v)  of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in clauses (ii) through (v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus included in the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(h) hereof or written notice from the Company that the Shelf Registration Statement is again effective and no amendment or supplement is needed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)  The Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as practicable the withdrawal thereof. The Company shall undertake additional actions as required to permit unrestricted resales of the Common Stock in accordance with the terms and conditions of this Agreement.

(e)  Upon request, the Company shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)  During the Shelf Registration Period, the Company shall promptly deliver to each Notice Holder and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities in the manner contemplated by the Prospectus.

(g)  Prior to any offering of Common Stock pursuant to the Shelf Registration Statement, the Company shall use commercially reasonable efforts to arrange for the qualification of the Registrable Securities for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request in writing and shall use reasonable best efforts to maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business or as a dealer in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in any jurisdiction where it is not then so subject.

(h)  Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall as promptly as practicable (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchaser of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)  Upon the occurrence or existence of any pending corporate development, public filings with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon actual receipt of any such notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed 90 days in any 12-month period. Each Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus, except as required by applicable law.

(j)  The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) and Rule 158 of the Act (in either case, or such longer period as permitted by the Commission pursuant to Rule 12b-25 promulgated under the Exchange Act) no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k)  In addition to the Notice and Questionnaire, the Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that fails to furnish such information within 15 days after receiving such request.

(l)  In connection with an underwritten offering of the Registrable Securities, and subject to Section 6 hereof, the Company shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other customary actions in order to expedite or facilitate the registration or the underwritten disposition of Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

(m)  Subject to Section 6 hereof, the Company shall:

(i)  make reasonably available for inspection during normal business hours and upon prior notice by a representative of the Notice Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries; provided that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purpose of exercising rights under this Agreement; and provided, further, that the Company shall not be required to disclose any information subject to the attorney-client privilege or attorney work product privilege if and to the extent such disclosure would constitute a waiver of such privilege;

(ii)  use its commercially reasonable efforts to cause the appropriate officers, directors, employees, accountants and auditors of the Company to make available for inspection during normal business hours all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Notice Holders or the Initial Purchaser by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; provided, further, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purpose of exercising rights under this Agreement; and provided, further, that the Company shall not be required to disclose any information subject to the attorney-client privilege or attorney work product privilege if and to the extent such disclosure would constitute a waiver of such privilege;

(iii)  make such representations and warranties to the Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv)  if requested by any Notice Holder in connection with an underwritten offering of the Registrable Securities, obtain opinions of counsel to the Company in customary form addressed to the Managing Underwriters, if any, and each selling Holder that is an underwriter;

(v)  obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Registrable Securities registered thereunder that is an underwriter and the Managing Underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters to underwriters in connection with similar underwritten offerings; and

(vi)  deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 3(j) hereof and with any customary conditions (including without limitation lock-up agreements with directors and officers) contained in the underwriting agreement or similar agreement entered into by the Company in connection with such underwritten offering.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (m) shall be performed in connection with any underwriting or similar agreement as and to the extent required thereunder.

(n)  In the event that any Broker-Dealer shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the NASD Rules) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall use its reasonable best efforts to assist such Broker-Dealer in complying with the NASD Rules (subject to the same limitations and qualifications regarding confidentiality, attorney-client privilege and attorney work product privilege described in Section 3(m) above).

(o)  The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Shelf Registration Statement.

4.  Registration Expenses.

The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which, if appointed, shall be a nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith. Notwithstanding the foregoing, each Holder shall pay all underwriting discounts and commissions, broker fees and commissions, and transfer taxes, if any, relating to the sale or disposition of such Holder’s Securities pursuant to the Shelf Registration Statement.

5.  Indemnification and Contribution.

 (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by the Shelf Registration Statement, the Initial Purchaser, the directors, officers, employees, Affiliates and agents of each such Holder or Initial Purchaser and each person who controls any such Holder or Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have to the indemnified party.

The Company also agrees to indemnify as provided in this Section 5(a) or contribute as provided in Section 5(d) hereof to Losses of each underwriter, if any, of Registrable Securities registered under the Shelf Registration Statement, its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchaser and the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(l) hereof.

(b)  Each Holder of securities covered by the Shelf Registration Statement (including the Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company , each of its directors, each of its officers, employees, Affiliates and agents of the Company and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not an Initial Purchaser in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have to the Company.

(c)  Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of any substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party, and (iii) does not include any undertaking or obligation to act or to refrain from acting by the indemnified party.

(d)  In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 5(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company and each director, employee or agent of the Company shall have the same rights to contribution as the Company , subject in each case to the applicable terms and conditions of this paragraph (d).

(e)  The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6.  Underwritten Registrations.

 (a) In no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Company.

(b)  If any shares of Registrable Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Company, subject to the prior written consent of the Majority Holders, which consent shall not be unreasonably withheld.

(c)  No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.  Registration Defaults.

If any of the following events shall occur, then the Company shall pay additional interest (the “Additional Interest”) to the Holders as follows:

(a)  if the Shelf Registration Statement is not filed with the Commission on or prior to the 120th day following the Closing Date, then commencing on the 121st day after the Closing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes, at a rate of 0.25% per annum for the first 90 days from and including such 121st day and 0.50% per annum thereafter; or

(b)  if the Shelf Registration Statement is not declared effective by the Commission (or has not become effective in the case of an Automatic Shelf Registration Statement) on or prior to the 180th day following the Closing Date, then commencing on the 181st day after the Closing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes, at a rate of 0.25% per annum for the first 90 days from and including such 181st day and 0.50% per annum thereafter; or

(c)  if the Shelf Registration Statement has been declared or become effective but ceases to be effective or usable for the offer and sale of the Registrable Securities (without being succeeded immediately by an effective replacement shelf registration statement), or the Shelf Registration Statement or Prospectus contained therein ceases to be usable in connection with the resales of Registrable Securities for a period of time which exceeds 120 days in the aggregate in any consecutive 12-month period because either (i) any event occurs as a result of which the Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (ii) it shall be necessary to amend such Shelf Registration Statement or supplement the related Prospectus to comply with the Act or Exchange Act or the respective rules thereunder, or (iii) the occurrence or existence of any pending corporate development or other material event with respect to us or a public filing with the Commission that, in the Company’s reasonable discretion, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related prospectus, then Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days from and including the day following such 91st day and 0.50% per annum thereafter;

provided, however, that (1) upon the filing of the Shelf Registration Statement (in the case of paragraph (a) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of paragraph (b) above), or (3) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of paragraph (c) above), the Additional Interest shall cease to accrue.

Any amounts of Additional Interest due pursuant to this Section 7 will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest. If any Note ceases to be outstanding during any period for which Additional Interest is accruing, the Company will prorate the Additional Interest payable with respect to such Note. Upon the cure of all Registration Defaults then continuing, the accrual of Additional Interest will automatically cease and the interest rate borne by the Notes will revert to the original interest rate at such time.

If Additional Interest would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.50% per annum. Other than the Company’s obligation to pay Additional Interest in accordance with this Section 7, the Company will not have any liability for damages with respect to a Registration Default.

Notwithstanding any provision in this Agreement, in no event shall Additional Interest accrue to holders of Common Stock issued upon conversion of the Notes.

8.  No Inconsistent Agreements.

The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein.

9.  Rule 144A and Rule 144.

So long as any Registrable Securities remain outstanding, the Company shall use its commercially reasonable efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Act and the Exchange Act in a timely manner and, if at anytime the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available information necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Act. The Company covenants that it will use its commercially reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements, unless such statement has been included in the Company’s most recent report filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

10.  Listing.

 So long as any Registrable Securities are outstanding, the Company shall use its commercially reasonable efforts to maintain the approval of the Registrable Securities for listing on the Nasdaq Global Market or such other exchange or trading market as the Common Stock is then listed.

11.  Amendments and Waivers.

The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchaser (in its capacity as such) hereunder, the Company shall obtain the written consent of the Initial Purchaser; provided, however, that no consent is necessary from any Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of Holders; and provided, further, that the provisions of this Article 11 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Initial Purchaser and each Holder. Without the consent of the Holder of each Note, no modification may change the provisions relating to the payment of Additional Interest.

12.  Notices.

All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a)  if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire;

(b)  if to the Initial Purchaser, initially at the address or addresses set forth in the Purchase Agreement; and

(c)  if to the Company, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchaser or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

Notwithstanding the foregoing, notices given to Holders holding Notes in book-entry form may be given through the facilities of DTC or any successor depository.

13.  Remedies.

Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

14.  Successors.

This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

15.  Counterparts.

This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16.  Headings.

The section headings used herein are for convenience only and shall not affect the construction hereof.

17.  Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18.  Severability.

In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

19.  Notes Held by the Company, etc.

Whenever the consent or approval of Holders of a specified percentage of principal amount of Notes is required hereunder, Notes held by the Company or its Affiliates (other than subsequent Holders of Notes if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement by and between the Company and the Initial Purchaser.

Very truly yours,

Linear Technology Corporation

By:

Name:
Title:
The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Credit Suisse Securities (USA) LLC
By:

Name:
Title: